UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2025

Olo Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40213	20-2971562
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

285 Fulton Street One World Trade Center, 82nd Floor New York, NY		10007
(Address of Principal Executive Offices)		(Zip Code)
(212) 260-0895
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	OLO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2025, Olo Inc. issued a press release announcing its financial results for the quarter ended June 30, 2025. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the proposed transaction by and among the Company, a Delaware corporation, Project Hospitality Parent, LLC (“Parent”), a Delaware limited liability company, and Project Hospitality Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent, this communication is being made in respect of the pending Merger involving the Company and Parent. The Company filed a preliminary proxy statement with the SEC on July 28, 2025, and will file with the SEC a definitive proxy statement on Schedule 14A relating to its special meeting of stockholders and may file or furnish other documents with the SEC regarding the pending Merger. When completed, the definitive proxy statement will be mailed to the Company’s stockholders. This document is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE PENDING MERGER AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND DOCUMENTS INCORPORATED BY REFERENCE THEREIN, IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING MERGER AND RELATED MATTERS.

The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the Company’s stockholders. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investors.olo.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations by e-mail at InvestorRelations@olo.com.

The definitive proxy statement will be filed with the SEC and mailed or otherwise made available to the Company’s stockholders. The Company’s stockholders may obtain free copies of the documents the Company files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of the Company’s website at investors.olo.com under the link “Financials” and then under the link “SEC Filings” or by contacting the Company’s Investor Relations by e-mail at InvestorRelations@olo.com.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the pending Merger. Information regarding the Company’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in the Company’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 24, 2025. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the proxy statement for the Company’s special meeting of stockholders and other relevant materials to be filed with the SEC in respect of the pending Merger when they become available. These documents can be obtained free of charge from the sources indicated above.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.         Description
99.1             Press Release, dated August 4, 2025, issued by Olo Inc.
104            Cover Page Interactive Data File (embedded within the inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Olo Inc.
Dated: August 4, 2025

By:	/s/ Noah H. Glass
Noah H. Glass Chief Executive Officer (Principal Executive Officer)